Description of Business and Nature of Operations	6 Months Ended
Jun. 30, 2018
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Description of Business and Nature of Operations
1.	Description of Business and Nature of Operations

Wheaton Precious Metals Corp. is a mining company which generates its revenue primarily from the sale of precious metals. Wheaton Precious Metals Corp. (“Wheaton” or the “Company”), which is the ultimate parent company of its consolidated group, is incorporated and domiciled in Canada, and its principal place of business is at Suite 3500 - 1021 West Hastings Street, Vancouver, British Columbia, V6E 0C3. The Company trades on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange (“NYSE”) under the symbol WPM.

Including the agreements entered into after June 30, 2018 (Note 27), the Company has entered into 23 long-term purchase agreements (three of which are early deposit agreements), with 16 different mining companies, for the purchase of precious metals and cobalt (“precious metal purchase agreements” or “PMPA”) relating to 19 mining assets which are currently operating and 9 which are at various stages of development, located in 11 countries. Pursuant to the precious metal purchase agreements, Wheaton acquires metal production from the counterparties for an initial upfront payment plus an additional cash payment for each ounce delivered which is fixed by contract, generally at or below the prevailing market price.

The condensed interim consolidated financial statements of the Company for the three and six months ended June 30, 2018 were authorized for issue as of August 14, 2018 in accordance with a resolution of the Board of Directors.